February 19, 2016

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Emerging Markets Equity Fund

Supplement to the Prospectus and Summary Prospectus dated January 30, 2016

IMPORTANT NOTICE REGARDING CHANGE IN SUB-ADVISOR, INVESTMENT POLICY AND OTHER MATTERS

At a meeting held on February 11, 2016, Touchstone Advisors, Inc. (“Touchstone”) proposed the replacement of the current sub-advisor of the Touchstone Emerging Markets Equity Fund (the “Fund”), AGF Investments America, Inc. (“AGF”), to the Board of Trustees (the “Board”) of Touchstone Funds Group Trust. The Board approved replacing AGF with Copper Rock Capital Partners, LLC (“Copper Rock”). The Board also approved Russell Implementation Services, Inc. (“Russell”) as interim sub-advisor to the Fund from February 20, 2016 through April 18, 2016. Russell will manage the Fund to achieve similar results to the Fund’s existing benchmark during this interim period. Wayne A. Hollister, Senior Portfolio Manager at Russell, will serve as portfolio manager during this period.

At close of business on February 19, 2016, all references to AGF as sub-advisor of the Fund in the Prospectus and Summary Prospectus are deleted and replaced with Russell. Russell, located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is a registered investment advisor that has been appointed to serve as the interim sub-advisor to the Fund during the transition period to Copper Rock. As interim sub-advisor, Russell will make investment decisions for the Fund and also ensure compliance with the Fund’s investment policies and guidelines. Russell has been providing transition management services to clients since 1992. Russell has transitioned nearly $2.3 trillion in assets for clients in over 2,300 transition events in the last three calendar years. As of December 2015, Russell was managing 17 mandates with $1.7 billion in assets across a broad range of asset classes. Russell also has extensive experience providing transition services including interim management to the Touchstone Funds complex.

Subsequently, at the close of business on April 18, 2016, Copper Rock will replace Russell as the sub-advisor to the Fund. As of that time, all references to Russell as sub-advisor of the Fund in the Prospectus and Summary Prospectus are deleted and replaced with Copper Rock. Copper Rock is an investment and wealth management firm with over $4 billion in assets under management as of December 31, 2015. Copper Rock was founded in 2005 with Copper Rock’s Global Small Cap team joining Copper Rock in 2008 after several years of managing global small cap portfolios for Putnam Investments. Copper Rock is currently 65% owned by Old Mutual Asset Management and 35% employee-owned.

In connection with the appointment of Copper Rock, the Board also approved changes to the Fund's name and non-fundamental investment strategies.  Each of the changes is described in more detail below and is scheduled to take effect on or about April 19, 2016.

The name of the Fund will be changed to the Touchstone Emerging Markets Small Cap Fund. There are no changes to the investment goal of the Fund in connection with the change in sub-advisor; the investment goal will remain capital appreciation. The Fund will invest, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small-cap companies located in emerging markets.  Equity securities include common stocks and American Depositary Receipts.

This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  The Fund generally expects to invest in a portfolio of 80 to 100 issuers.

Copper Rock applies a blend of fundamental and quantitative analysis to generate the initial investment ideas. Copper Rock's investment process seeks to add value through bottom-up stock selection and in-depth fundamental research. When identifying potential investments, Copper Rock will typically examine a company's financial condition, management team, business prospects, competitive position, and overall business strategy. Copper Rock looks for companies it believes have strong management, superior earnings growth prospects, and attractive relative valuations. Copper Rock typically sells or reduces a position when the target price for a stock is attained, there is a change in the company's management team or business objectives, or when there is deterioration in a company's fundamentals. Copper Rock seeks to construct a portfolio that is diversified across sectors and industries.

Shareholders of the Fund will receive an Information Statement providing more information about the changes detailed herein prior to Copper Rock assuming its responsibilities as sub-advisor to the Fund. The Fund will be subject to certain principal risks, including small-cap risk and emerging markets risk, which will be set forth in an updated Prospectus for the Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, RI 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-EM-1602